UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 4, 2007
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Washington              000-22418            91-1011792
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   (State or Other Jurisdiction    (Commission          (IRS Employer
         of Incorporation)          File No.)        Identification No.)


                   2111 N. Molter Road, Liberty Lake, WA 99019
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year

We have amended our company bylaws to include majority voting procedures for the election of directors, included as amended section 3.3.2 of our bylaws, and the approval of shares without certificates, included as a new section 6.7 of our bylaws.

Section 3.3.2 - Election of Directors
-------------------------------------
Except as provided in Section 3.15, a nominee for director shall be elected if the votes cast for such nominee's election exceed the votes cast against such nominee's election. The following shall not be votes cast: (a) a share whose ballot is marked as withheld; (b) a share otherwise present at the meeting but for which there is an abstention; and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. Notwithstanding the foregoing, the directors shall be elected by a plurality of the votes cast (a "contested election") at any meeting of shareholders for which
(i) the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in
Section 3.3.1 and (ii) such nomination has not been withdrawn by such shareholder on or prior to the time fixed in Section 3.3.1 for submitting nominations. A nominee for director in an election other than a contested election who does not receive the requisite votes for election, but who was a director at the time of the election, shall continue to serve as a director for a term that shall terminate on the date that is the earlier of: (i) ninety (90) days from the date on which the voting results of the election are certified,
(ii) the date on which an individual is selected by the Board of Directors to fill the office held by such director (which selection shall be deemed to constitute the filling of a vacancy by the Board of Directors, or (iii) the date the director resigns.

Section 6.7 - Shares Without Certificates
-----------------------------------------
Notwithstanding any other provisions herein, the Board may authorize the issuance of some or all of the shares of any or all of the corporation's classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a record containing the information required on certificates by applicable Washington law.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         ITRON, INC.
Dated: December 6, 2007                  By: Steven M. Helmbrecht
                                         ---------------------------------------
                                         Steven M. Helmbrecht
                                         Sr. Vice President and Chief Financial
                                         Officer